October 26, 2020

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Institutional S&P 500 Stock Index Fund ("BNYMISPSIF")

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

[1]	Because Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith became primary portfolio managers of BNYMISPSIF as of October 26, 2020, their information is as September 30, 2020.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

[1]	Because Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith became primary portfolio managers of BNYMISPSIF as of October 26, 2020, his information is as of September 30, 2020.

GRP5-SAISTK-1020